UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2008

Merisant Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-114102	52-2219000
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Merisant Company
(Exact Name of Registrant as Specified in Charter)

Delaware	333-114105	52-2218321
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

	33 North Dearborn, Suite 200 Chicago, Illinois	60602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 840-6000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

                On March 17, 2008, Merisant Company announced the launch of its efforts to refinance its current senior secured facility with a new $245 million senior secured credit facility, comprised of $210 million of term loans and a $35 million revolving loan facility.  In connection with its discussions with potential lenders under the new credit facility, Merisant Company will disclose preliminary estimated financial data at and for the year ended December 31, 2007.  Merisant Company disclosed that information in a press release, a copy of which is attached to this Current Report on Form 8-K as exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

Exhibits

99.1                                                                        Press release announcing the launch of refinancing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISANT WORLDWIDE, INC.

Date: March 17, 2008	By:	/s/ Jonathan W. Cole
Jonathan W. Cole
Vice President, General Counsel

MERISANT COMPANY

Date: March 17, 2008	By:	/s/ Jonathan W. Cole
Jonathan W. Cole
Vice President, General Counsel